VANGUARD INSTITUTIONAL INDEX FUND
                              PROSPECTUS SUPPLEMENT

                                DECEMBER 29, 1997

For each of the Fund's share classes, the share price--or net asset value (NAV) per share--is calculated by dividing the total net assets attributed to the share class by the total number of shares outstanding for that class. The NAV is determined as of the close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the exchange is open for trading.
     Portfolio securities for which market quotations are readily available--including securities listed on national securities exchanges and on the NASDAQ Stock Market--are valued at the latest quoted sale price on the day the valuation is made. If such securities were not traded on the valuation date, they are valued at the mean of the latest quoted bid and ask prices. For exchange-listed securities, price information is taken from the exchange where the security is primarily traded. Foreign securities are valued at the latest quoted sales price available when the NAV is determined. Securities may be valued at prices provided by a pricing service when this information is believed to reflect their fair market value.
     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Amortized cost is the original cost plus any amortized discount or minus any amortized premium.
     Other assets and securities for which no quotations are readily available, or which are restricted as to sale or resale, are valued by any methods that the Board of Trustees deems in good faith to reflect fair value.

                                                                            PS94